Exhibit 10.01

NOTICE OF NET EXERCISE

Serena Software, Inc. 1900 Seaport Blvd., 2 nd Floor Redwood City, CA 94063

Date of Exercise:

Ladies and Gentlemen:

This constitutes notice under my stock option described below (“Option”) that I elect to purchase the number of Shares for the consideration set forth below.

Stock Option Dated:

Vested Rollover Options To Expire:

Exercise Price Per Share:

Fair Market Value Per Share As Of [            ]:

Aggregate Fair Market Value Of Shares:

Aggregate Exercise Price:

Intrinsic Value/Taxable Income:

Estimated Taxes/Withholdings At [    ]%:

Shares To Cover Exercise Price:

Shares To Cover Taxes/Withholdings:

Shares To Be Issued To Employee:

Certificates To Be Issued In Name Of:

By this exercise, I agree (i) to execute or provide such additional documents as Serena Software, Inc. (the “Company”) may reasonably require pursuant to the terms of this Notice of Exercise and the Company’s Amended and Restated 1997 Stock Option and Incentive Plan (the “Plan”) and the Management Stockholders Agreement dated March 7, 2006 (“Management Stockholders Agreement”), (ii) to provide for the payment by me to the Company of the Company’s withholding obligation, if any, relating to the exercise of this Option through the net exercise of the Option as set forth herein, and (iii) to such other terms and conditions set forth in this Notice of Exercise.

I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the “Shares”):

I am aware that my investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. I am able, without impairing my financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of my investment in the Shares.

I represent and warrant to the Company that I am acquiring and will hold the Shares for investment for my account only, and not with a view to, or for resale in connection with, any “distribution” of the Shares within the meaning of the Securities Act of 1933 (the “Securities Act”) or the similar laws of any state or foreign jurisdiction.

I understand that the Shares have not been registered under the Securities Act, the Securities Exchange Act of 1934, or under the similar laws of any state or foreign jurisdiction (collectively, “Applicable Securities Laws”) by reason of a specific exemption therefrom and that the Shares must be held indefinitely, unless they are subsequently registered under the Applicable Securities Laws or I obtain an opinion of counsel (in form and substance satisfactory to the Company and its counsel) that registration is not required.

I acknowledge that the Company is under no obligation to register the Shares under Applicable Securities Laws.

I am aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. These conditions may include (without limitation) that certain current public information about the issuer is available, that the resale occurs only after the holding period required by Rule 144 has been satisfied, that the sale occurs through an unsolicited “broker’s transaction” and that the amount of securities being sold during any three-month period does not exceed specified limitations. I understand that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

I will not sell, transfer or otherwise dispose of the Shares in violation of the Plan, the agreement under which my right to acquire the Shares was granted, Applicable Securities Laws, or the rules promulgated thereunder, including Rule 144 under the Securities Act.

I acknowledge that I have received and had access to such information as I consider necessary or appropriate for deciding whether to invest in the Shares, and that I had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares.

I acknowledge that the fair market value of the shares described above was determined pursuant to an independent valuation of the Company’s common stock as of [            ] and has not been updated to reflect changes in valuation that may have occurred from such date. I further acknowledge that I am not relying on any representation from the Company that such fair market value per share reflects the actual fair market value per share of the common stock of the Company as of the exercise date of the Option. I agree to the use of the fair market value per share set forth above for purposes of paying the aggregate exercise price of the Option, determining applicable payroll taxes and withholdings and determining the amount of shares that are to be issued to me as a result of the net exercise of my Option.

I acknowledge that the Shares will be subject to certain significant encumbrances, including, but not limited to, drag along rights in favor of certain stockholders of the Company, repurchase rights in favor of the Company and certain stockholders of the Company, limitations on transfer, and other encumbrances set forth in the Plan, Stock Option Agreement, Management Stockholders Agreement and other applicable agreements and/or described in the Company’s bylaws or certificate of incorporation in effect at such time as the Company or such other person elects to exercise its or his right.

I acknowledge that I am acquiring the Shares subject to all other terms of the Plan, the Stock Option Grant Notice, the Stock Option Agreement and the Management Stockholders Agreement.

I further agree that if required by the Company (or a representative of the underwriter(s)) in connection with the first underwritten registration of the offering of any equity securities of the Company under the Securities Act (or any underwritten registration of any securities of the Company prior to that time), for a specified period of time, I will not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to my Shares until the end of such period.

I agree, and as a condition of exercise if I am married I will obtain the agreement of my spouse, that prior to the effectiveness of the first underwritten registration of the Company’s equity securities under the Securities Act, I will not transfer any or all of the Shares unless pursuant to an exception provided in the Plan or the Stock Option Agreement.

I agree that as a condition to this exercise, the certificates evidencing the Shares shall remain in the physical custody of the Company or its designee at all times prior to the last to occur of (i) the date on which all

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contractual restrictions set forth in the Plan, the Company’s Articles of Incorporation and/or bylaws, or in the documents evidencing the Stock Option Agreement lapse, or (ii) the date on which all contractual requirements set forth in the Plan, the Company’s Articles of Incorporation and/or bylaws, or in the documents evidencing the Stock Option Agreement are satisfied. As a condition to this exercise I agree to execute the Assignment Separate From Certificate (with date and number of Shares blank) substantially in the form attached to this Notice of Exercise as Attachment A, and the Joint Escrow Instructions substantially in the form attached to this Notice of Exercise as Attachment B, and to deliver the same to the Company, along with such additional documents as the Company may require.

I further acknowledge that all certificates representing any of the Shares subject to the provisions of my Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company’s Certificate of Incorporation, by-laws, and/or Applicable Securities Laws.

I agree to seek the consent of my spouse to the extent required by the Company to enforce the foregoing.

Very truly yours,

ATTACHMENTS:

A. Form of Assignment Separate from Certificate

B. Form of Joint Escrow Instructions

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ATTACHMENT A

FORM OF ASSIGNMENT SEPARATE FROM CERTIFICATE

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED and pursuant to that certain Stock Option Grant Notice and Stock Option Agreement,                      hereby sells, assigns and transfers unto                                                                   (“Assignee”)                                         (                     ) shares of the Common Stock of Serena Software, Inc. (“Shares”), standing in the undersigned’s name on the books of said corporation represented by Certificate No.              herewith and do hereby irrevocably constitute and appoint                                         as attorney-in-fact to transfer the said stock on the books of the within named issuer with full power of substitution in the premises. This Assignment may be used only in accordance with and subject to the terms and conditions of the Stock Option Agreement and the Plan, in connection with the reacquisition or transfer of the Shares issued to the undersigned pursuant to the Stock Option Agreement, and only to the extent that such Shares remain subject to the transferee’s rights to acquire the Shares and other restrictions applicable under the Stock Option Agreement and the Plan.

Dated:	Signature:
Print Name:

ATTACHMENT B

FORM OF JOINT ESCROW INSTRUCTIONS

JOINT ESCROW INSTRUCTIONS

[Date]

Edward Malysz

SVP, General Counsel and Secretary

Serena Software, Inc.

1900 Seaport Blvd., 2nd Floor

Redwood City, CA 94063-5587

Dear Sir/Madam:

As Escrow Agent for both Serena Software, Inc. (the “Company”), and the undersigned recipient of stock of the Company (“Recipient”), you are hereby authorized and directed to hold the documents delivered to you pursuant to the terms of the “Plan” and “Stock Option Agreement” (as referenced in the Notice of Exercise to which this document is attached), in accordance with the following instructions:

1. In the event that (i) certain stockholders of the Company exercise their drag-along rights, (ii) the Company exercises its repurchase rights, (iii) the Company exercises its rights to require that the Shares be contributed to a trust as set forth in Section 13(b) of the Plan, or (iv) the Company or any other Person exercises other contractual rights applicable to the Shares and in effect as of the date hereof, the Company or its assignee will give to Recipient and you a written notice specifying that the Shares of stock shall be transferred as described in the Plan, the Recipient’s Stock Option Agreement, or other applicable governing documents. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

At the closing, you are directed (a) to date any stock assignments necessary for the transfer in question, (b) to fill in the number of Shares being transferred, and (c) to deliver same, together with the certificate evidencing the Shares of stock to be transferred, to the Company or other proper transferee.

2. In the event that all applicable restrictions lapse, and when certain requirements are satisfied, the Company or its assignee will give to Recipient and you a written notice specifying that the appropriate number of Shares shall be transferred to the Recipient along with any cash or in-kind dividends declared subsequent to the date hereof and which relate to such Shares. Recipient and the Company hereby irrevocably authorize and direct you to close the transaction contemplated by such notice in accordance with the terms of said notice.

At the closing, you are directed to deliver a certificate evidencing the appropriate number of Shares, together with any cash or in-kind dividends declared subsequent to the date hereof and which relate to such Shares, to the Recipient.

3. Recipient irrevocably authorizes the Company to deposit with you any certificates evidencing Shares of stock to be held by you hereunder and any additions and substitutions to said Shares as specified in the Stock Option Grant Notice or the Stock Option Agreement. Recipient does hereby irrevocably constitute and appoint you as Recipient’s attorney-in-fact and agent for the term of this escrow to execute with respect to such securities and other property all documents of assignment and/or transfer and all stock certificates necessary or appropriate to make all securities negotiable and to complete any transaction herein contemplated.

4. This escrow shall terminate upon the date on which all contractual restrictions or requirements set forth in the Plan or in the documents evidencing the restrictions applicable to the Shares lapse or are satisfied as determined by the Company.

5. If at the time of termination of this escrow you should have in your possession any documents, securities, or other property belonging to Recipient, you shall deliver all of same to any pledgee entitled thereto or, if none, to Recipient and shall be discharged of all further obligations hereunder.

6. Your duties hereunder may be altered, amended, modified or revoked only by a writing signed by all of the parties hereto.

7. You shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by you to be genuine and to have been signed or presented by the proper party or parties or their assignees. You shall not be personally liable for any act you may do or omit to do hereunder as Escrow Agent or as attorney-in-fact for Recipient while acting in good faith and any act done or omitted by you pursuant to the advice of your own attorneys shall be conclusive evidence of such good faith.

8. You are hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law, and are hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case you obey or comply with any such order, judgment or decree of any court, you shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

9. You shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver the Stock Option Grant Notice or any documents or papers deposited or called for hereunder.

10. You shall not be liable for the outlawing of any rights under any statute of limitations with respect to these Joint Escrow Instructions or any documents deposited with you.

11. You shall be entitled to employ such legal counsel, including but not limited to Simpson Thacher & Bartlett LLP, and other experts as you may deem necessary to advise you in connection with your obligations hereunder, and you may rely upon the advice of such counsel, and may pay such counsel reasonable compensation for such advice.

12. Your responsibilities as Escrow Agent hereunder shall terminate if you shall cease to be SVP, General Counsel and Secretary of the Company or if you shall resign by written notice to each party. In the event of any such termination, the Company may appoint any officer or assistant officer of the Company as successor Escrow Agent and Recipient hereby confirms the appointment of such successor or successors as his attorney-in-fact and agent to the full extent of your appointment.

13. If you reasonably require other or further instruments in connection with these Joint Escrow Instructions or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

14. It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the securities, you may (but are not obligated to) retain in your possession without liability to anyone all or any part of said securities until such dispute shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but you shall be under no duty whatsoever to institute or defend any such proceedings.

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15. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail (or upon deposit with another delivery service), with postage and fees prepaid, addressed to each of the other parties hereunto entitled at the following addresses, or at such other addresses as a party may designate by ten (10) days’ written notice to each of the other parties hereto:

COMPANY:	Serena Software, Inc.
1900 Seaport Blvd., 2nd Floor Redwood City, CA 94063-5587
Attn: General Counsel
RECIPIENT:

ESCROW AGENT:	Edward Malysz SVP, General Counsel and Secretary Serena Software, Inc. 1900 Seaport Blvd., 2nd Floor Redwood City, CA 94063-5587

16. By signing these Joint Escrow Instructions you become a party hereto only for the purpose of said Joint Escrow Instructions; you do not become a party to the Notice of Exercise.

17. This instrument shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns. It is understood and agreed that references to “you” or “your” herein refer to the original Escrow Agent and to any and all successor Escrow Agents. It is understood and agreed that the Company may at any time or from time to time assign its rights under the Stock Option Agreement, the Notice of Exercise and these Joint Escrow Instructions in whole or in part.

Very truly yours,
SERENA SOFTWARE, INC.

By:

RECIPIENT
[Participant’s Name]

ESCROW AGENT:

BY:

NAME:

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